TONIX PHARMACEUTICALS HOLDING CORP

Exhibit 99.01

© 2025 Tonix Pharmaceuticals Holding Corp. Corporate Presentation July 2025 NASDAQ: TNXP PO6091 July 2025 (Doc 1608 )

2 © 2025 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; risks related to the failure to successfully market any of our products; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on March 18 , 202 5 , and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

© 2025 Tonix Pharmaceuticals Holding Corp. OUR MISSION Committed to improving health by inventing, developing and delivering impactful solutions, through robust in - house capabilities and creative collaborations, to address important unmet needs in nociplastic pain, immunology / immuno - oncology, and infectious disease. Empowering Patients Through Possibility 3

Fully-Integrated Biotech: Key Commercial, Clinical & Preclinical Programs

Portfolio	Molecule*	Indication	Phase 1	Phase 2	Phase 3	NDA Submission	Approved
CNS Portfolio	**TNX-102 SL** Cyclobenzaprine HCl Sublingual Tablets	**Fibromyalgia** *Granted FDA Fast Track Designation*	*PDUFA** goal date of August 15, 2025*			Potential Product Launch Q4 2025	
CNS Portfolio	**TNX-102 SL** Cyclobenzaprine HCl Sublingual Tablets	**Acute Stress Disorder**	*Phase 2 Enrolling****		*Topline Expected 2nd Half 2026*		
CNS Portfolio	**Tosymra®**	**Treatment of acute migraine**					
CNS Portfolio	**Zembrace®**	**Treatment of acute migraine**					
Immunology & Immuno-oncology Portfolio	**TNX-1500** Anti-CD40L mAb	**Organ Transplant Rejection/ Autoimmune Conditions**	*Phase 1 Study Completed*	*Topline Reported 1st Quarter 2025*			
Immunology & Immuno-oncology Portfolio	**TNX-1700** TFF2-HSA fusion protein	**Treatment of Gastric and Colorectal Cancer**	Pre-Clinical				
Infectious Disease Portfolio	**TNX-801** Live virus horsepox vaccine	**Prevention of Mpox or Smallpox**	Pre-Clinical				
Infectious Disease Portfolio	**TNX-4200** Broad Spectrum Antiviral	**Protection of the Warfighter from Viral Pathogens**	Pre-Clinical				

*All of Tonix's product candidates are investigational new drugs or biologics; their safety and efficacy have not been established, and none has been approved for any indication.
**PDUFA=Prescription Drug User Fee Act
***Investigator-initiated study

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© 2025 Tonix Pharmaceuticals Holding Corp.

© 2025 Tonix Pharmaceuticals Holding Corp. CNS Portfolio: Key Products & Candidates 5

Fibromyalgia (FM) is a Large, Underserved and Dissatisfied population chronic pain disorder resulting from amplified sensory and pain signaling within the CNS - a syndrome comprised of the symptoms: chronic widespread pain, nonrestorative sleep, and fatigue


10M+
patients

>10 million U.S. adults are affected – predominantly women[1,2]
- Debilitating and life altering condition
- Significant economic impact

Patients have expressed dissatisfaction with currently available therapies[3,4]
- **85%** of patients fail first-line therapy, citing efficacy and tolerability issues[4]

2.7 million patients diagnosed and treated annually[5]
- **~15** million prescriptions are written for the treatment of FM (on- and off-label usage) each year[6]

High patient churn on currently available FM treatments
- Typical for patients to rotate between different therapies and to be on multiple drugs at the same time
- **79%** of patients are on multiple therapies[4]

15 **no approved FDA fibromyalgia therapies in over 15 years**[4]

[1]American College of Rheumatology(www.ACRPatientInfo.org accessed May 7, 2019) – prevalence rate of 2-4% for U.S. adult population (~250 million)
[2]Vincent A, et al. *Arthritis Care Res (Hoboken)*. 2013 65(5):786-92. doi: 10.1002; diagnosed prevalence rate was 1.1% of adult population or 50% of the prevalent population
[3]Robinson RL, et al. *Pain Med*. 2012 13(10):1366-76. doi: 10.1111; 85% received drug treatment
[4]EVERSANA primary physician research, May 2024; commissioned by Tonix
[5]EVERSANA analysis of claims database, May 2024, commissioned by Tonix
[6]Symphony Market data, May 2025. Prescription data includes on-label FM prescriptions and patients with FM diagnoses who received commonly prescribed off-label therapies

© 2025 Tonix Pharmaceuticals Holding Corp.

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© 2025 Tonix Pharmaceuticals Holding Corp. Within 18 Months After Fibromyalgia Diagnosis Over 75% of Prescriptions are Off - Label and ~50% are for Off - Label Opioids CBP, cyclobenzaprine; NSAID, nonsteroidal anti - inflammatory drug; SNRI, serotonin norepinephrine reuptake inhibitor; TCA, tricyc lic antidepressant. Eversana analysis of claims database, May 2024. 1.0% 6.0% 11.7% 13.0% 13.2% 17.6% 19.5% 20.5% 22.6% 25.5% 0% 5% 10% 15% 20% 25% 30% 35% % Patients with Fibromyalgia Milnacipran Amitriptyline Meloxicam Pregabalin Tramadol Oral CBP Oxycodone Hydrocodone Duloxetine Gabapentin SNRI TCA NSAID Anti - convulsant Opioid Muscle relaxant Off - label Off - label Off - label Opioid Off - label Opioid Off - label Opioid Off - label Off - label FDA - approved FDA - approved FDA - approved 7

Poor Sleep and Pain have Bidirectional Reinforcing Effects[1]

- **Harvey Moldofsky – recognition of unrefreshing/non-restorative sleep in fibromyalgia**


Fatigue
PAIN
BAD SLEEP
Brain Fog

- **Poor sleep and pain form a vicious cycle in driving fibromyalgia decompensation**
  - Can't sleep → worse pain / In pain → can't sleep
  - Poor sleep and pain contribute to persistence, chronicity and severity
  - Syndrome includes symptoms of fatigue and brain fog
- **Treating sleep disturbance in fibromyalgia has the potential to break the vicious cycle**
  - Potential to remove an obstacle to recovery
  - Using the right medicine is important – some sedative/hypnotics don't work[1,2]

[1]Moldofsky H, et al. *J Rheumatol*. 1996;23:529–533.
[2]Grönbald M, et al. *Clin Rheumatol*. 1993;12(2):186–191

CNS PORTFOLIO

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© 2025 Tonix Pharmaceuticals Holding Corp.

9 © 2025 Tonix Pharmaceuticals Holding Corp. CONFIDENTIAL. INTERNAL USE ONLY. PROPERTY OF TONIX MEDICINES, INC. Bedtime Oral Cyclobenzaprine Fails to Provide Durable (>1 Month) Activity on Pain Relief in Fibromyalgia 1 CBP, cyclobenzaprine. Figure modified and redrawn from Carette S, et al. Arthritis Rheum . 1994;37(1):32 - 40. 1. Carette S, et al. Arthritis Rheum . 1994;37(1):32 - 40. 2. Flexeril ® (cyclobenzaprine HCl) tablets [Prescribing Information]. • Study 1 : ‒ Double - blind, randomized ‒ 3 arms ‒ N=208 ‒ 6 months • Dosing: ‒ Cyclobenzaprine 20 mg at bedtime 1 • CBP dosing near maximum for muscle spasm 2

TNX-102 SL (Cyclobenzaprine HCl Sublingual Tablets) 5.6 mg[1]

Potential to be the first FDA-approved therapy for fibromyalgia in over 15 years

CNS PORTFOLIO

A unique, sublingual, proprietary formulation of cyclobenzaprine (CBP) designed to optimize absorption and delivery

- Two pivotal studies demonstrated:
  - ***Durable reduction in fibromyalgia (FM) pain (primary endpoint)***
  - ***Improved quality of sleep and less fatigue (key secondary endpoints)***
- Non-opioid analgesic: there is heavy off-label use of opioids by those who suffer with FM[2]
- Rapid drug exposure following once-nightly sublingual administration
- Reduced levels of norCyclobenzaprine (norCBP), an active metabolite of CBP
  - norCBP is believed to negatively impact effectiveness of Cyclobenzaprine on pain relief when used chronically
- Generally well-tolerated with safety profile similar to oral Cyclobenzaprine (45-year plus safety profile)
- PDUFA goal date August 15, 2025, with potential US commercial launch in Q4 2025
- Patent Protection: Composition extending to 2034; pending method of use would extend to 2044[3]

[1]5.6 mg once-daily at bedtime, TNX-102 SL is an investigational new drug, its efficacy and safety have not been established and it has not been approved for any indication
[2]EVERSANA analysis of claims database 2022 - 2023, May 2024; commissioned by Tonix
[3]US Patents: Issued: US Patent Nos. 9,636,408; 9,956,188; 10,117,936; 10,864,175; 11,839,594; 9,918,948; 11,826,321. Pending: US Patent Application Nos. 13/918,692; 18/385,468; 13/412,571; 18/265,525; 63/612,352; 18/382,262; 18/037,815; 17/226,058; 18/212,500

© 2025 Tonix Pharmaceuticals Holding Corp.

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CNS PORTFOLIO

Oral CBP Undergoes First-pass Metabolism, Leading to Increased Concentrations of norCBP Relative to CBP Over Time

CBP administered as a swallowed oral dose


tongue


N
CH3
CH3

CBP undergoes "first-pass" hepatic metabolism and is ~50% converted to the persistent active metabolite norCyclobenzaprine (norCBP)




Tertiary amine tail
N
CH3
CH3
CH3
N
CH3
H
Secondary amine tail

CBP and norCBP enter the brain


CBP
<
norCBP
N
CH3
CH3
N
CH3
H

A swallowed oral dose leads to increased concentrations of norCBP relative to CBP over time

© 2025 Tonix Pharmaceuticals Holding Corp.

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CNS PORTFOLIO

TNX-102 SL Bypasses First-pass Metabolism, Leading to Faster Absorption and Reduced norCBP

TNX-102 SL is administered sublingually


tongue


Tertiary amine tail
N
CH_3
CH_3

The sublingual tablet rapidly disintegrates, dissolves, and releases solubilized CBP into the saliva adjacent to the mucosal membrane

The base drives formation of CBP free-base, which enters the circulatory system across the mucosal membrane (transmucosal absorption)

Tonix's proprietary eutectic formulation contains a basic ingredient that enhances efficient transmucosal absorption and results in a stable tablet with a long shelf-life


Free-base cyclobenzaprine
Charged cyclobenzaprine
Mannitol
Sublingual vasculature

CBP enters the brain directly via the circulatory system


N
CH_3
CH_3

Transmucosal CBP administered sublingually bypasses "first-pass" hepatic metabolism, leading to faster absorption and reduced norCBP

TONIX PHARMACEUTICALS

© 2025 Tonix Pharmaceuticals Holding Corp.

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13 © 2025 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO RESILIENT Primary Outcome Measure 1 Reduction in Widespread Pain -2.2 -2 -1.8 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 LS Mean (SE) Change in NRS Pain Score Week of Study Placebo (N=225) TNX-102 SL (N=231) * *** *** ** ** ** *** *** *** *** *** *** *** ** *p<0.01; **p<0.001; ***p<0.0001 Week 14 LS mean (SE) change from baseline for TNX - 102 SL - 1.82 (0.12) and for placebo - 1.16 (0.12); LSMD from placebo - 0.65 (0.16); p=0.00005* * Based on Mixed Model Repeated Measures with Multiple Imputation, with fixed categorical effects of treatment, center, study w eek , and treatment by study week interaction, as well as baseline value and baseline value - by - study week interaction. Abbreviations: LS, least squares; LSMD, least squares mean differe nce; NRS, numerical rating scale; SE, standard error Weekly Average of Daily Diary NRS Ratings of Average Pain Over Prior 24 Hours Dosing • TNX - 102 SL 5.6 mg at bedtime ‒ First two weeks, TNX - 102 SL 2.8 mg at bedtime Study • Double - blind, randomized • 2 arms • n=457 • 3 months on 5.6 mg (after 2 week s at 2.8 mg) 1 Lederman S, et al. Pain Med . 2025 : doi : 10.1093/pm/pnaf089. Epub ahead of print.

RESILIENT Summary of Activity

RESILIENT Study

CNS PORTFOLIO

Primary Pain, and Key Secondary Endpoints

- Pain (primary endpoint, daily pain diary): *p*-value = 0.00005
- Fatigue (PROMIS fatigue): *p*-value = 0.00009
- Sleep (PROMIS sleep disturbance): *p*-value = 0.0000001
- Global (PGIC) *p*-value = 0.00013
- Symptoms (FIQR Symptoms *p*-value = 0.000002
- Function (FIQR Function) *p*-value = 0.001

Exploratory Endpoints

- Female Sexual Function (CSFQ) *p*-value = 0.010
- Depression (BDI-II) *p*-value < 0.001
- Depression (FIQR): *p*-value < 0.001
- Anxiety (FIQR): *p*-value = 0.001
- Sensitivity to environment* (FIQR): *p*-value = 0.020
- Memory (FIQR) : *p*-value = 0.001
- Energy (FIQR): *p*-value < 0.001

*loud noises, bright lights, odors, and cold

© 2025 Tonix Pharmaceuticals Holding Corp.

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15 © 2025 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO RESILIENT Tolerability Total* N=457 Placebo N=226 TNX - 102 SL N=231 System Organ Class Preferred Term Systemic Adverse Events 17 (3.7%) 7 (3.1%) 10 (4.3%) COVID - 19 10 (2.2%) 3 (1.3%) 7 (3.0%) Somnolence 11 (2.4%) 4 (1.8%) 7 (3.0%) Headache Oral Cavity Adverse Events 56 (12.3%) 1 (0.4%) 55 (23.8%) Hypoaesthesia oral 29 (6.3%) 2 (0.9%) 27 (11.7%) Product taste abnormal 18 (3.9%) 2 (0.9%) 16 (6.9%) Paraesthesia oral 16 (3.5%) 0 (0.0%) 16 (6.9%) Tongue discomfort Treatment - Emergent Adverse Events (TEAEs) at Rate of ≥ 3% in Either Treatment Group

16 © 2025 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO RESILIENT Summary of Activity and Tolerability Activity: TNX - 102 SL has “broad spectrum” or “syndromal” activity • Broad spectrum : activity across several symptoms • Syndromal : improves the syndrome (most of the symptoms) closer to the root of the problem • Potential for a broad - spectrum drug to reduce the use of multiple drugs or “polypharmacy” Tolerability: TNX - 102 SL is generally well tolerated • Somnolence and headache in 3% of TNX - 102 SL treated patients v. 1.3% and 1.8% of placebo controls, respectively Potential for a fibromyalgia drug that combines activity and tolerability • May address reluctance of physicians to make the diagnosis of fibromyalgia • May support long term use (persistence)

CNS PORTFOLIO

Current FDA-Approved Fibromyalgia Drugs[1]

No current FDA-Approved FM drug addresses pain, poor sleep and fatigue

- Improvement in fibromyalgia pain was primary endpoint of currently-approved FM drugs
- Tolerability issues may limit long term use for many patients

Drug		Pregabalin *(Lyrica, brand name)*	Duloxetine *(Cymbalta, brand name)*	Milnacipran (Savella, brand name)
Class		Gabapentinoid	SNRI	SNRI
Fibromyalgia Activity	Pain Reduction	Yes	Yes	Yes
	Sleep Improvement	Yes	-	-
	Fatigue Reduction	-	Yes	Yes
Tolerability Issues	Fatigue increase	YES	-	-
	Sleep problems	-	YES	YES
	Weight gain	YES	-	-
	Blood Pressure increase	-	YES	YES
	Sexual impairment	-	YES	YES
	GI issues	-	YES	YES
	Hip Fractures[2]	YES	-	-
	DEA Scheduled	YES	-	-

[1]The three drugs with FDA approval for the management of fibromyalgia are Pregabalin (Lyrica®); Duloxetine (Cymbalta®); and Milnacipran (Savella®)
[2]Leung MTY, et al. *JAMA Netw Open*. 2024;7(11):e2444488. doi: 10.1001/jamanetworkopen.2024.44488. PMID: 39535796; PMCID: PMC11561685.

© 2025 Tonix Pharmaceuticals Holding Corp.

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18 © 2025 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL: Patents and Patent Applications • U.S. Composition:* ̶ A 75:25 cyclobenzaprine HCl - mannitol eutectic (dependent claims add a basifying agent). • 5 US Patents (Expire November 2034) • 1 Pending US Application (Would expire November 2034) ̶ A composition of a cyclobenzaprine HCl and a basifying agent suitable for sublingual absorption. • 1 Pending US Application (Would expire June 2033) • U.S. Methods of Use* (Specific Indications): ̶ Fibromyalgia • Pain, Sleep Disturbance, Fatigue ̶ 1 Pending US Application (Would expire December 2041) • Early Onset Response ̶ 1 Pending US Provisional Application (Would expire December 2044) • Depressive Symptoms ̶ 1 Pending US Application (Would expire March 2032) ̶ Sexual Dysfunction • 1 Pending US Application (Would expire October 2041) ̶ PASC • 1 Pending US Application (Would expire June 2043) ̶ PTSD • 1 US Patent (Expires November 2030) ̶ Agitation (Dementia) • 1 US Patent (Expires December 2038) • 1 Pending US Application (Would expire December 2038) ̶ Alcohol Use Disorder • 1 Pending US Application (Would expire November 2041) • Foreign Filings ̶ Corresponding foreign patents have been filed and some have issued: • Composition (25 patents, 3 allowed applications, 16 pending applications) • Methods of Use (9 patents, 54 pending applications) *US Patents: Issued: US Patent Nos. 9,636,408; 9,956,188; 10,117,936; 10,864,175; 11,839,594; 9,918,948; 11,826,321. Pending: US Patent Application Nos. 13/918,692; 18/385,468; 13/412,571; 18/265,525; 63/612,352; 18/382,262; 18/037,815; 17/226,058; 18/212,500. Patents based on TNX - 102 SL’s eutectic composition and its properties have issued in the U.S., E.U., Japan, China and many other jurisdictions around the world and provide market protection into 2034. The European Patent Office’s Opposition Division maintained Tonix’s European Patent EP 2 968 992 in unamended form after an Opposition was filed against it by a Sandoz subsidiary, Hexal AG. Hexal AG did not appeal that decision.

If Approved, TNX-102 SL will Join Tonix Medicine's Two Existing Proprietary CNS Drugs: Both are Non-Oral Formulations of Sumatriptan

Tonix Medicines Commercial Subsidiary: Complete Commercialized Capabilities & Infrastructure

- Trade, Managed Care & Government contracting
- Team of professionals including Sales, Marketing, and Medical Affairs personnel
- Manage supply chain and contract manufacturers
- Distribution

- Tosymra® and Zembrace® are each indicated for the ***treatment of acute migraine with or without aura in adults***
- Sumatriptan remains the acute migraine 'gold standard' treatment for many patients and continues to represent the largest segment of the market in terms of unit sales[3]
- Each may provide migraine ***pain relief in as few as 10 minutes*** for some patients[1,2,4,5]
- Patents to 2036 (Zembrace) and 2031 (Tosymra)

Tosymra®
(sumatriptan nasal spray) 10 mg[2]



Zembrace® SymTouch®
(sumatriptan injection) 3 mg[1]



[1]Zembrace SymTouch [package insert]. For more information, talk to your provider and read the Patient Information and Instructions for Use. – Important Safety Information is provided in the appendix
[2]Tosymra [package insert]. For more information, talk to your provider and read the Patient Information and Instructions for use– Important Safety Information is provided in the appendix
[3]Tonix Medicines, Inc.; Data On File, 2023
[4]Mathew NT, et al. Dose ranging efficacy and safety of subcutaneous sumatriptan in the acute treatment of migraine. US Sumatriptan Research Group. Arch Neurol. 1992;49(12):1271-1276.
[5]Wendt J, et al. A randomized, double-blind, placebo-controlled trial of the efficacy and tolerability of a 4-mg dose of subcutaneous sumatriptan for the treatment of acute migraine attacks in adults. Clinical Therapeutics. 2006;28(4):517-526.

Zembrace SymTouch and Tosymra are registered trademarks of Tonix Medicines, Inc. Intravail is a registered trademark of Aegis Therapeutics, LLC, a wholly owned subsidiary of Neurelis, Inc.

© 2025 Tonix Pharmaceuticals Holding Corp.

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20 © 2025 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Tonix Medicines’ Commercial Team has ~100 Years of Commercial and Launch Expertise Thomas Englese EVP Commercial/ President Scott Szymanski VP Sales Bradley Raudabaugh VP Mktg & Commercial Ops Gary Ainsworth VP Market Access

21 © 2025 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Concentration of High Prescribing HCPs in Fibromyalgia Allows Tonix Medicines to Sell via Targeted Model and Omni Channel Marketing Of the ~470k prescribing HCPS, ~6% are responsible for writing ~70% of all FM prescriptions & diagnosing ~70% of all patients # of HCPs Priority Cohorts 6.2K 8.8K 11.3K Specialty Distribution 23% 43% 8% 16% 7% 57% 7% 6% 16% 7% 60% 6% 6% 14% Cohort 1 Cohort 2 Cohort 3 All Others NP/PA Affiliated* NP/PA Not Affiliated Rheum Neuro Psych PCP *NP/PA in the same address as Rheum, Neuro, Psych, or PCPs Top specialties in the ‘All Others’ group include Anesthesiology, Pain Medicine, Physical Medicine & Rehabilitation, and Emer gen cy Medicine Average Fibromyalgia Diagnosed Patients Per HCP 3 Avg Annual TRX per HCP (Pregabalin, Duloxetine, Savella) 1,2 Number of HCPS Decile 87 112 ~6,200 Cohort 1 35 55 ~8,800 Cohort 2 21 36 ~11,300 Cohort 3 … 4 1 ~281,500 Cohort 10 Initial efforts will primarily focus on Rheumatologists and High Prescribing PCPs 1 Paid Rx (APLD) in the recent 12 months (Feb’24 to Jan’25) 2 Rx (FACT) in the recent 12 months (Feb’24 to Jan’25) 3 FBM DX 2020 - 2025

© 2025 Tonix Pharmaceuticals Holding Corp. Both Patients and HCPs are Challenged by the Fibromyalgia Journey 1 FRUSTRATED Motivate patients to request TNX - 102 SL as a treatment that treats a bigger picture of their fibromyalgia. Drive HCPs to see TNX - 102 SL as a potential new product that finally addresses multiple fibromyalgia symptoms and works fast. Our branded strategy: Treat the bigger picture of fibromyalgia PATIENTS validation isolated embarrassed do less unpredictable side effects getting worse passed around HCPs unclear trial - and - error whack - a - mole side effects mood + pain patient variability co - morbidities 1 Market research commissioned by Tonix, January 2025 still tired when I wake up disrupted sleep 22

Omni Channel Marketing and Messaging Campaign Planned to Maximize Reach Within the Retail and Specialty Channels

CNS PORTFOLIO


BRANDED ECOSYSTEMS
PATIENTS
Paid Search
Website
Patient Testimonials
Digital Media
Social Ads
Welcome Kit
Influencer Program
Patient Support Program
Email CRM Program
HCPS
Paid Search
KOL/DOL Programming
Website
IVA
Digital Media
Social Ads
RTEs
HCP HOE Emails
Rep Leave Behind

Personal Promotion: Planning to field a sales force of ~70-90 representatives at launch*

*Approximately 60-80 sales reps expected to be contracted, with ~10 internal reps

© 2025 Tonix Pharmaceuticals Holding Corp.

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© 2025 Tonix Pharmaceuticals Holding Corp. Immunology & Immuno - oncology Portfolio: Key Candidates 24

TNX-1500[1]

Next (Third) Generation α-CD40 Ligand (CD40L) Antibody

The CD40-CD40L pathway is a pivotal immune system modulator and a well-established and promising treatment target

Differentiators: Expected to deliver efficacy without compromising safety

First Generation: Development halted due to thromboembolic (TE) complications—blood clots—traced to Fc gamma receptor (FcγR)

Second Generation: Eliminated the FcγR TE complication but potency and half life was reduced, limiting utility

Third Generation (TNX-1500): Re-engineered to better modulate the binding of FcγR.

[1]TNX-1500 has not been approved for any indication. Patents filed.

Prevention of Allograft and Bone Marrow Transplant Rejection

Status: Phase 1 study – completed

Collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non-human primates

- Collaboration with Boston Children's on bone marrow transplantation in non-human primates

Next Steps: Initiate Phase 2 study in Kidney Transplant Recipients

Autoimmune Diseases

Status: Potential future indications include:

Sjögren's Syndrome, Systemic Lupus Erythematosus

- These indications require large studies, but represent large target markets

SELECTIVELY MODIFIED
anti-CD40L AB


Ruplizumab
full Fab
FcγR-modulated
Fc region
Mutated FcγR-
binding region
FcRn-binding
region

Contains the full ruplizumab Fab and the engineered Fc region that modulates FcγR-binding, while preserving FcRn function.

25

26 © 2025 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TNX - 1500 Phase 1 Topline Results and Conclusions Phase 1: single ascending dose study in healthy participants to evaluate safety and pharmacokinetics/pharmacodynamics (PK/PD) • At total of 26 participants were enrolled in three cohorts ( 3 mg/kg, 10 mg/kg, and 30 mg/kg i.v. ) Topline results • Pharmacodynamics (PD): TNX - 1500 blocked the primary and secondary antibody responses to a test antigen (KLH) at the 10 and 30 mg/kg i.v. doses • Pharmacokinetics (PK) : mean half - life (t 1/2 ) for the 10 mg/kg and 30 mg/kg doses of 34 - 38 days • TNX - 1500 was generally well - tolerated with a favorable safety profile • Tolerability: TNX - 1500 was generally well - tolerated with a favorable safety and tolerability profile. The only TEAE occurring in ≥ 3 participants among all TNX - 1500 groups was Aphthous ulcer, occurring in one participant each in the 3 mg/kg, 10 mg/kg, and 30 mg/kg groups; all were rated as mild, possibly related, and resolved in 2 - 10 days. Conclusions • Results support proceeding to develop Phase 2 trial for the prevention of kidney transplant rejection • Fc modifications we engineered to TNX - 1500 for safety did not attenuate the potency of TNX - 1500 relative to humanized 5c8 (hu5c8, ruplizumab, BG9588) 1 - 3 • We believe the results of this study and our prior animal studies 4,5 indicate that TNX - 1500 is potentially best - in - class among anti - CD40L mAbs in development 1 Lederman S, et al, J Exp Med . 1992 Apr 1;175(4):1091 - 101. doi: 10.1084/jem.175.4.1091. PMID: 1348081; PMCID: PMC2119166. 2 Boumpas DT, et. al. Arthritis Rheum . 2003;48(3):719 - 27. doi: 10.1002/art.10856. PMID: 12632425. 3 Pierson RN 3rd, et al. Transplantation . 1999;68(11):1800 - 5. doi: 10.1097/00007890 - 199912150 - 00026. PMID: 10609959. 4 Lassiter G, et al. Am J Transplant . 2023;23(8):1171 - 1181. doi: 10.1016/j.ajt.2023.03.022. 5 Miura S, et al. Am J Transplant . 2023;23(8):1182 - 1193. doi: 10.1016/j.ajt.2023.03.025 .

TNX-1700[1]

Gastric and Colorectal Cancers Recombinant Trefoil Factor 2 (hTFF2) Fusion Protein

mTNX-1700 (mTFF2) has effects on cancer by altering the tumor micro-environment

Differentiator: No product yet identified consistently augments PD1 effects on cold tumors

Mechanism of Action: suppresses myeloid-derived suppressor cells and activates anti-cancer CD8+ T cells

Potential synergies with anti-PD-1 or antil-PD-L1 monoclonal antibodies (mAbs)

Licensed from Columbia University: developing in partnership under sponsored research agreement. Patents filed.

Preclinical Evidence for Inhibiting Growth of Cancer Cells

- Data showed that mTFF2-CTP augmented the efficacy of mAb anti-PD-1 therapy. Anti-PD-1 in combination with mTFF2-CTP showed greater anti-tumor activity in PD-L1-overexpressing mice

Status:

- Preclinical, progressing to IND

Market Entry:

- Immuno-oncology, combination therapy with PD1 blockers for gastric and colorectal cancer

TFF2 Modulates MDSC Function via CXCR4 Signaling[2-4]


TFF2
CXCR4
MDSC cell membrane
Migration
Proliferation
Survival

[1]TNX-1700 is in the pre-IND stage of development and has not been approved for any indication.
[2]Dubeykovskaya Z, et al. J Biol Chem. 2009;284(6):3650-3662.
[3]Balkwill F. Semin Cancer Biol. 2004;14(3):171-179.
[4]Teixidó J, et al. Int J Biochem Cell Biol. 2018;95:121-131.

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28 © 2025 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TNX - 1700 – Recent Publication in Cancer Cell Combination treatment of mTNX - 1700 (mTFF2 - MSA fusion protein) with anti - PD1 antibody was associated with increased survival and decreased metastases in animal models of gastric cancer relative to anti - PD1 treatment alone mTNX - 1700 treatment was associated with activation of cancer - killing CD8+ T Cells and limiting neutrophil - mediated immune evasion

© 2025 Tonix Pharmaceuticals Holding Corp. Infectious Disease Portfolio: Key Candidates 29

30 © 2025 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Tonix Research and Development Center (RDC) • Supports expanding infectious disease pipeline by accelerating internal discovery and development of vaccines and antiviral drugs • Located in Frederick, MD (close to Fort Detrick/ USAMRIID) • 48,000 square foot facility • Main building is BSL - 2 with certain areas designated BSL - 3 • At full capacity, the RDC can employ up to 100 scientists and technical support staff

TNX-801[1]

Recombinant Pox Vaccine (RPV) Platform Using Live Virus Technology

Cloned version of horsepox[2] purified from cell culture

Differentiators: Live virus vaccines are the most established vaccine technology. Prevents forward transmission and effective in eliciting durable or long-term immunity

Economical to manufacture at scale: low dose because replication amplifies dose in vivo single administration

Standard refrigeration for shipping and storage: believed to be stable without freezing (thermostable) in ultimate lyophilized formulation

Attenuated, minimally replicative, live virus

- Based on synthetic horsepox-vector, believed related to first smallpox vaccine used by Dr. Edward Jenner in 1796[3]
- Single-dose subcutaneous[3,4]
- Expected durable T-cell immunity similar to 19th Century vaccinia

Design supports potential real-world effectiveness

- One-dose vaccine, allows for ring vaccination strategy and eliminates dropouts between doses
- Working to develop microneedle one-dose delivery to drive local accessibility



Vaccinia
Horsepox
ANTIGEN CODING
Mpox and Smallpox
COVID-19
Future Pandemics & New Infectious Diseases
MTB
Oncology

[1]TNX-801 is in the pre-IND stage of development and has not been approved for any indication.
[2]Noyce et al., 2018. *PLoS One*. 13(1):e0188453.
[3]Noyce RS, et al. *Viruses*. 2023 5(2):356. Doi: 10.3390/v15020356. PMID: 36851570; PMCID: PMC9965234
[4]Bavari, S. July 10, 2025. Presentation: World Congress on Vaccines (Vienna). "TNX-801, a single-dose live vaccine platform for Mpox and other emerging viral diseases: Safety, Immunogenicity, and Efficacy"

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© 2025 Tonix Pharmaceuticals Holding Corp.

TNX-4200[1]

Broad-spectrum Host-directed Therapeutics: CD45 Inhibitor as Antiviral

Small molecule therapeutics that reduce endogenous levels of CD45, a protein tyrosine phosphatase

Differentiators: Reduction in CD45 has potential to protect against many viruses.

Department of Defense Contract: awarded Tonix a $34M contract over five years to advance development of TNX-4200 for medical countermeasures

Broad antiviral application: objective of this program is to find an orally available small molecule inhibitor of CD45 activity and show protection against multiple viral infections

Department of Defense Contract

- Represents a move away from "one drug, one bug" approach. Broad antiviral application has potential to protect against multiple viruses ("one drug, multiple bugs").
- Program is expected to establish physicochemical properties, pharmacokinetics, and safety attributes to support an IND submission and to fund a first-in-human Phase 1 clinical study

Enhances viral immunity by inhibiting CD45 phosphatase

- CD45 is a transmembrane protein tyrosine phosphatase (PTPase) expressed on most hematopoietic cells, including T lymphocytes
- CD45 regulates receptor signaling pathways, particularly T cell activation
- Dephosphorylates the negative regulatory tyrosine kinases (e.g., lck and src)
- Decreased levels of CD45 enhance antiviral[2] and antibacterial immunity in animals[3]



Kinases enhance immune responses
Phosphatase inhibitor
CD45 phosphatase
P
+
Protein Kinase
Protein phosphatase

[1]TNX-4200 is in the pre-IND stage of development and has not been approved for any indication.
[2]Panchal RG, et al., Cell Host Microbe. 2009 6(2):162-73. doi: 10.1016/j.chom.2009.07.003. PMID: 19683682.
[3]Panchal RG, et al. J Biol Chem. 2009 284(19):12874-85. doi: 10.1074/jbc.M809633200

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© 2025 Tonix Pharmaceuticals Holding Corp.

© 2025 Tonix Pharmaceuticals Holding Corp. Tonix’s scientific expertise validated by numerous mutually beneficial government and academic collaborations • Reduces internal spend • Increases number of trials • Potentially speeds time to market • Grants, contracts, cost - sharing or “in - kind” arrangements TNX - 1500: ALLOGRAFT REJECTION TNX - 1800: COVID - 19 VACCINE TNX - 2900: PRADER - WILLI SYNDROME TNX - 102 SL: ACUTE STRESS DISORDER TNX - 4200: BROAD - SPECTRUM ANTIVIRAL 33

© 2025 Tonix Pharmaceuticals Holding Corp. Milestones: recently completed and upcoming Q3 2024 FDA Fast Track Designation granted Q3 2024 Submitted NDA to FDA for TNX - 102 SL Q1 2025 Topline results from Ph 1 PK/PD TNX - 1500 study Aug 15, 2025 PDUFA date TNX - 102 SL Q4 2025 Target Commercial Launch for TNX - 102 SL Q2 2025 Initiated Enrollment in Ph 2 TNX - 102 SL Trial in Acute Stress Disorder (ASD) / Acute Stress Reaction (ASR) 34

© 2025 Tonix Pharmaceuticals Holding Corp. THANK YOU 35

Zembrace® Important Safety Information (1 of 2)

CNS PORTFOLIO

Zembrace SymTouch (Zembrace) can cause serious side effects, including heart attack and other heart problems, which may lead to death. Stop use and get emergency help if you have any signs of a heart attack:

- Discomfort in the center of your chest that lasts for more than a few minutes or goes away and comes back; severe tightness, pain, pressure, or heaviness in your chest, throat, neck, or jaw; pain or discomfort in your arms, back, neck, jaw or stomach; shortness of breath with or without chest discomfort; breaking out in a cold sweat; nausea or vomiting; feeling lightheaded

Zembrace is not for people with risk factors for heart disease (high blood pressure or cholesterol, smoking, overweight, diabetes, family history of heart disease) unless a heart exam shows no problem.

Do not use Zembrace if you have:

- History of heart problems; narrowing of blood vessels to your legs, arms, stomach, or kidney (peripheral vascular disease); uncontrolled high blood pressure; hemiplegic or basilar migraines. If you are not sure if you have these, ask your provider.
- Had a stroke, transient ischemic attacks (TIAs), or problems with blood circulation; severe liver problems; taken any of the following medicines in the last 24 hours: almotriptan, eletriptan, frovatriptan, naratriptan, rizatriptan, ergotamines, dihydroergotamine; are taking certain antidepressants, known as monoamine oxidase (MAO)-A inhibitors or it has been 2 weeks or less since you stopped taking a MAO-A inhibitor. Ask your provider for a list of these medicines if you are not sure.
- An allergy to sumatriptan or any of the components of Zembrace

Tell your provider about all of your medical conditions and medicines you take, including vitamins and supplements.

Zembrace can cause dizziness, weakness, or drowsiness. If so, do not drive a car, use machinery, or do anything where you need to be alert.

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© 2025 Tonix Pharmaceuticals Holding Corp.

Zembrace® Important Safety Information (2 of 2)

CNS PORTFOLIO

Zembrace may cause serious side effects including:

- Changes in color or sensation in your fingers and toes; sudden or severe stomach pain, stomach pain after meals, weight loss, nausea or vomiting, constipation or diarrhea, bloody diarrhea, fever; cramping and pain in your legs or hips; feeling of heaviness or tightness in your leg muscles; burning or aching pain in your feet or toes while resting; numbness, tingling, or weakness in your legs; cold feeling or color changes in one or both legs or feet; increased blood pressure including a sudden severe increase even if you have no history of high blood pressure; medication overuse headaches from using migraine medicine for 10 or more days each month. If your headaches get worse, call your provider.
- Serotonin syndrome, a rare but serious problem that can happen in people using Zembrace, especially when used with anti-depressant medicines called SSRIs or SNRIs. Call your provider right away if you have: mental changes such as seeing things that are not there (hallucinations), agitation, or coma; fast heartbeat; changes in blood pressure; high body temperature; tight muscles; or trouble walking.
- Hives (itchy bumps); swelling of your tongue, mouth, or throat
- Seizures even in people who have never had seizures before

The most common side effects of Zembrace include: pain and redness at injection site; tingling or numbness in your fingers or toes; dizziness; warm, hot, burning feeling to your face (flushing); discomfort or stiffness in your neck; feeling weak, drowsy, or tired.

Tell your provider if you have any side effect that bothers you or does not go away. These are not all the possible side effects of Zembrace. For more information, ask your provider.

This is the most important information to know about Zembrace but is not comprehensive. For more information, talk to your provider and read the Patient Information and Instructions for Use. For full Prescribing Information, visit: https://dailymed.nlm.nih.gov/dailymed/drugInfo.cfm?setid=6e5b104f-2b9e-416e-92fb-ef1bdaea867d

You are encouraged to report adverse effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch or call 1-800-FDA-1088.

Zembrace is a prescription medicine used to treat acute migraine headaches with or without aura in adults who have been diagnosed with migraine.

Zembrace is not used to prevent migraines. It is not known if it is safe and effective in children under 18 years of age.

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© 2025 Tonix Pharmaceuticals Holding Corp.

Tosymra® Important Safety Information (1 of 2)

CNS PORTFOLIO

Tosymra® can cause serious side effects, including heart attack and other heart problems, which may lead to death. Stop Tosymra and get emergency medical help if you have any signs of heart attack:

- Discomfort in the center of your chest that lasts for more than a few minutes or goes away and comes back; severe tightness, pain, pressure, or heaviness in your chest, throat, neck, or jaw; pain or discomfort in your arms, back, neck, jaw, or stomach; shortness of breath with or without chest discomfort; breaking out in a cold sweat; nausea or vomiting; feeling lightheaded

Tosymra is not for people with risk factors for heart disease (high blood pressure or cholesterol, smoking, overweight, diabetes, family history of heart disease) unless a heart exam is done and shows no problem.

Do not use Tosymra if you have:

- History of heart problems; narrowing of blood vessels to your legs, arms, stomach, or kidney (peripheral vascular disease); uncontrolled high blood pressure; severe liver problems; hemiplegic or basilar migraines. If you are not sure if you have these, ask your healthcare provider.
- Had a stroke, transient ischemic attacks (TIAs), or problems with blood circulation; taken any of the following medicines in the last 24 hours: almotriptan, eletriptan, frovatriptan, naratriptan, rizatriptan, ergotamines, or dihydroergotamine. Ask your provider if you are not sure if your medicine is listed above
- are taking certain antidepressants, known as monoamine oxidase (MAO)-A inhibitors or it has been 2 weeks or less since you stopped taking a MAO-A inhibitor. Ask your provider for a list of these medicines if you are not sure
- An allergy to sumatriptan or any ingredient in Tosymra

Tell your provider about all of your medical conditions and medicines you take, including vitamins and supplements. Tosymra can cause dizziness, weakness, or drowsiness. If so, do not drive a car, use machinery, or do anything where you need to be alert.

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© 2025 Tonix Pharmaceuticals Holding Corp.

39 © 2025 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Tosymra may cause serious side effects including: • Changes in color or sensation in your fingers and toes; sudden or severe stomach pain, stomach pain after meals, weight loss, nausea or vomiting, constipation or diarrhea, bloody diarrhea, fever; cramping and pain in your legs or hips, feeling of heaviness or tightness in your leg muscles, burning or aching pain in your feet or toes while resting, numbness, tingling, or weakness in your legs, cold feeling or color changes in one or both legs or feet; increased blood pressure including a sudden severe increase even if you have no history of high blood pressure; medication overuse headaches from using migraine medicine for 10 or more days each month. If your headaches get worse, call your provider . • Serotonin syndrome, a rare but serious problem that can happen in people using Tosymra, especially when used with anti - depressant medicines called SSRIs or SNRIs. Call your provider right away if you have : mental changes such as seeing things that are not there (hallucinations), agitation, or coma; fast heartbeat; changes in blood pressure; high body temperature; tight muscles; or trouble walking. • Seizures even in people who have never had seizures before The most common side effects of Tosymra include : tingling, dizziness, feeling warm or hot, burning feeling, feeling of heaviness, feeling of pressure, flushing, feeling of ti ght ness, numbness, application site (nasal) reactions, abnormal taste, and throat irritation. Tell your provider if you have any side effect that bothers you or does not go away. These are not all the possible side effects of Tosymra. For more information, ask your provider. This is the most important information to know about Tosymra but is not comprehensive. For more information, talk to your provider and read the Patient Information and Instructions for use . For full Prescribing Information, visit: https://dailymed.nlm.nih.gov/dailymed/drugInfo.cfm?setid=015a5cf9 - f246 - 48bc - b91e - cd730a53d8aa . You are encouraged to report negative side effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch , or call 1 - 800 - FDA - 1088. Tosymra is a prescription medicine used to treat acute migraine headaches with or without aura in adults. Tosymra is not used to treat other types of headaches such as hemiplegic or basilar migraines or cluster headaches. Tosymra is not used to prevent migraines. It is not known if Tosymra is safe and effective in children under 18 years of age. Tosymra® Important Safety Information (2 of 2)